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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JULY 12, 2001


                              U.S. CONCRETE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     000-26025              76-0588680
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


2925 BRIARPARK, SUITE 500, HOUSTON, TEXAS                        77042
(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code: (713) 499-6200

                         ______________________________

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ITEM 5.   OTHER EVENTS.

          On July 12, 2001, U.S. Concrete, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with BB&T Capital Markets, a division of Scott & Stringfellow, Inc. (the "Underwriter"), for the Underwriter to purchase from the Company 1,820,000 shares of the Company's common stock, par value $0.001 (the "Shares").

          The Shares will be issued under a registration statement on Form S-3 (No. 333-42860) (the "Registration Statement") filed by the Company on August 2, 2000 with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement was subsequently amended on August 21, 2000 and was declared effective by the Commission on August 23, 2000.

          A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     1.1 Underwriting Agreement dated July 12, 2001, between U.S. Concrete, Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc.

     5.1  Opinion of Baker Botts L.L.P.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      U.S. CONCRETE, INC.



Date: July 13, 2001                   By: /s/ EUGENE P. MARTINEAU
                                          Eugene P. Martineau
                                          President and Chief Executive Officer
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                               INDEX TO EXHIBITS

Number   Exhibit
------   -------

1.1      Underwriting Agreement dated July 12, 2001, between U.S. Concrete,
         Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc.

5.1      Opinion of Baker Botts L.L.P.